UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 22, 2011 (May 10, 2011)

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court, San Diego CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 552-1100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2011 Annual Meeting of Stockholders held on May 10, 2011, the Company’s stockholders voted on, among other matters, a proposal regarding the frequency of holding advisory votes on executive compensation. As previously reported in the original Current Report on Form 8-K filed on May 12, 2011, the stockholders approved, on an advisory basis, an annual advisory vote on executive compensation.

On August 22, 2011, after considering the results of the stockholder advisory vote and other factors, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every year until the next stockholder advisory vote on the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2011

QUIDEL CORPORATION

/s/ Robert J. Bujarski
By:	Robert J. Bujarski
Its:	SVP, General Counsel & Corporate Secretary

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